                                                                    EXHIBIT 21.1


                        WFS FINANCIAL 2000-D OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001
                                    Class A-1


===================================================================================================================================
Original Principal Balance                                                              174,000,000.00

                                                                                                                    PER $1000
                                                                                                                    ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS               BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date                  174,000,000.00             1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date                127,802,384.88              734.496465

                                       Pool Factor                                            0.734496

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Quarterly Principal Distributable Amount                 46,197,615.12                                   265.503535
      Plus: Prior Principal Carryover                                        0.00                                     0.000000
                                                                  ---------------
      Total Principal Distributable Amount                          46,197,615.12                                   265.503535

      Principal Distribution Amount                                 46,197,615.12                                   265.503535
                                                                  ---------------

      Current Principal Carryover                                                                 0.00                0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Quarterly Interest Distributable Amount                   2,654,640.67                                    15.256556
      Plus: Prior Interest Carryover                                         0.00                                     0.000000
                                                                  ---------------
      Total Interest Distributable Amount                            2,654,640.67                                    15.256556

      Interest Distribution Amount                                   2,654,640.67                                    15.256556
                                                                  ---------------

      Current Interest Carryover                                                                  0.00                0.000000


                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL

      Aggregate Scheduled Balance                                  953,802,384.88                                   953.802385

      Servicing Fee                                                  2,057,894.00                                     2.057894

      Spread Account                                                32,183,079.74                                    32.183080
      Net Change in Spread Account                                   2,183,079.74                                          n/a

      Note Percentage                                                 100.000000%                                          n/a

      Certificate Percentage                                            0.000000%                                          n/a

===================================================================================================================================

                        WFS FINANCIAL 2000-D OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001
                                    Class A-2


===================================================================================================================================
Original Principal Balance                                                              236,000,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS                BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date                  236,000,000.00               1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date                236,000,000.00               1000.000000

                                       Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Quarterly Principal Distributable Amount                          0.00                                       0.000000
      Plus: Prior Principal Carryover                                        0.00                                       0.000000
                                                                  ---------------
      Total Principal Distributable Amount                                   0.00                                       0.000000

      Principal Distribution Amount                                          0.00                                       0.000000
                                                                  ---------------

      Current Principal Carryover                                                                 0.00                  0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Quarterly Interest Distributable Amount                   3,589,560.00                                      15.210000
      Plus: Prior Interest Carryover                                         0.00                                       0.000000
                                                                  ---------------
      Total Interest Distributable Amount                            3,589,560.00                                      15.210000

      Interest Distribution Amount                                   3,589,560.00                                      15.210000
                                                                  ---------------

      Current Interest Carryover                                                                  0.00                  0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

      Aggregate Scheduled Balance                                  953,802,384.88                                     953.802385

      Servicing Fee                                                  2,057,894.00                                       2.057894

      Spread Account                                                32,183,079.74                                      32.183080
      Net Change in Spread Account                                   2,183,079.74                                            n/a

      Note Percentage                                                 100.000000%                                            n/a

      Certificate Percentage                                            0.000000%                                            n/a


===================================================================================================================================

                        WFS FINANCIAL 2000-D OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001
                                    Class A-3

===================================================================================================================================

Original Principal Balance                                                               340,000,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS               BALANCE

       Aggregate Unpaid Principal Balance as of Prior Distribution Date                  340,000,000.00              1000.000000

       Aggregate Unpaid Principal Balance as of Current Distribution Date                340,000,000.00              1000.000000

                                        Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Note Quarterly Principal Distributable Amount                          0.00                                      0.000000
       Plus: Prior Principal Carryover                                        0.00                                      0.000000
                                                                  ---------------
       Total Principal Distributable Amount                                   0.00                                      0.000000

       Principal Distribution Amount                                          0.00                                      0.000000
                                                                  ---------------

       Current Principal Carryover                                                                 0.00                 0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Note Quarterly Interest Distributable Amount                   5,224,950.00                                     15.367500
       Plus: Prior Interest Carryover                                         0.00                                      0.000000
                                                                  ---------------
       Total Interest Distributable Amount                            5,224,950.00                                     15.367500

       Interest Distribution Amount                                   5,224,950.00                                     15.367500
                                                                  ---------------

       Current Interest Carryover                                                                  0.00                 0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

       Aggregate Scheduled Balance                                  953,802,384.88                                    953.802385

       Servicing Fee                                                  2,057,894.00                                      2.057894

       Spread Account                                                32,183,079.74                                     32.183080
       Net Change in Spread Account                                   2,183,079.74                                           n/a

       Note Percentage                                                 100.000000%                                           n/a

       Certificate Percentage                                            0.000000%                                           n/a

===================================================================================================================================

                        WFS FINANCIAL 2000-D OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001
                                    Class A-4


===================================================================================================================================

Original Principal Balance                                                               250,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS                 BALANCE

       Aggregate Unpaid Principal Balance as of Prior Distribution Date                  250,000,000.00               1000.000000

       Aggregate Unpaid Principal Balance as of Current Distribution Date                250,000,000.00               1000.000000

                                        Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Note Quarterly Principal Distributable Amount                          0.00                                       0.000000
       Plus: Prior Principal Carryover                                        0.00                                       0.000000
                                                                  ---------------
       Total Principal Distributable Amount                                   0.00                                       0.000000

       Principal Distribution Amount                                          0.00                                       0.000000
                                                                  ---------------

       Current Principal Carryover                                                                 0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Note Quarterly Interest Distributable Amount                   3,926,250.00                                      15.705000
       Plus: Prior Interest Carryover                                         0.00                                       0.000000
                                                                  ---------------
       Total Interest Distributable Amount                            3,926,250.00                                      15.705000

       Interest Distribution Amount                                   3,926,250.00                                      15.705000
                                                                  ---------------

       Current Interest Carryover                                                                  0.00                  0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

       Aggregate Scheduled Balance                                  953,802,384.88                                     953.802385

       Servicing Fee                                                  2,057,894.00                                       2.057894

       Spread Account                                                32,183,079.74                                      32.183080
       Net Change in Spread Account                                   2,183,079.74                                            n/a

       Note Percentage                                                 100.000000%                                            n/a

       Certificate Percentage                                            0.000000%                                            n/a

===================================================================================================================================